                                                                     EXHIBIT 4.1

         [LOGO]  NUMBER      [COMPANY LOGO] TM          [LOGO]   SHARES
            MP_____                                             _____

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 62473C 1O 1

                            MPATH INTERACTIVE, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
     THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, M.A. OR IN NEW YORK, N.Y.
                                 COMMON STOCK

THIS CERTIFIES THAT

IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.00005, OF
                            MPATH INTERACTIVE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and any amendments from time to time made thereto, copies of which are on file at the principal office of the Corporation to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  WITNESS, the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers of the Corporation.

Dated:

         /s/ LINDA R. PALMOR          [LOGO]           /s/ PAUL MATTEUCCI
         TREASURER                                     PRESIDENT

Countersigned and Registered:
BankBoston, N.A.
Transfer Agent and Registrar
By: /s/
Authorized Signature


                            MPATH INTERACTIVE, INC.

      A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                    UNIF GIFT MIN ACT _________ Custodian ______________
TEN ENT - as tenants by the entireties                                (Cust)                (Minor)
JT TEN  - as joint tenants with right of                            under Uniform Gifts to Minors
          survivorship and not as tenants                           Act__________________________
          in common                                                             (State)

                                                  UNIF TRF MIN ACT  - _________ Custodian (unit age ______)
                                                                        (Cust)
                                                                                _____________ under Uniform Transfers

                                                                        (Minor)
                                                                     to Minors Act __________________
                                                                                        (State)

     Additional abbreviations may also be used though not in the above list

  FOR VALUE RECEIVED, ____________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
----------------------

----------------------

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________

                    _______________________________
           NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                    OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By_________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.